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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 11, 1999


                            Alcan Aluminium Limited
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             (Exact name of Registrant as specified in its charter)


                                     Canada
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                 (State or other jurisdiction of incorporation)


                   1-3677                            Inapplicable
           ----------------------        ------------------------------------
           Commission File Number        (I.R.S. Employer Identification No.)


         1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
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        (Address of principal executive offices, including postal code)


                                 (514) 848-8000
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              (Registrant's telephone number, including area code)



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ITEM 5. Other Events

        The information set forth in the press release issued by Alcan Aluminium Limited, attached hereto as Exhibit 99.1, is incorporated herein by reference.


ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits

        (c)  Exhibits

        99.1 Press release of Alcan Aluminium Limited, dated August 11, 1999

        99.2 Cautionary Statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               ALCAN ALUMINIUM LIMITED



                                        By:    /s/  Serge Fecteau
                                               --------------------------------
                                               Serge Fecteau
                                               Assistant Secretary



Date:  August 11, 1999


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                                 EXHIBIT INDEX

Exhibit
Number                                Description
-----------                           -----------
(99.1)     Press release of Alcan Aluminium Limited dated August 11, 1999.

(99.2) Cautionary statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.

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